UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2019

CENTAURUS DIAMOND TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-53286	71-1050559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 W. Bonanza Rd. Las Vegas, Nevada 89106

(Address of Principal Executive Offices) (Zip Code)

(852) 2231 9629
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

(a) Chaslav Radovich replaces the Late Alvin A. Snaper as Chairman of the Board.

With great sadness, we report that our Founder and Chief Science Officer passed away on November 6th, 2019.

(b) Appointment of new Chairman of the Board

On November 11th, 2019, our board of directors approved the appointment of Chaslav Radovich, as the Company’s new Chairman of the Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated November 19th, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTAURUS DIAMOND TECHNOLOGIES, INC.

Dated: November 21, 2019	By:	/s/ Stephen Saunders
Stephen Saunders
Corporate Secretary

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